UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Ft. Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Range Resources Corporation

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2014, Range Resources Corporation (“Range”) issued a press release announcing the appointment of Jeffrey L. Ventura, currently serving as President and Chief Executive Officer to Chairman of the Board effective January 1, 2015. The press release is attached is this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

On December 15, 2014, Range issued a press release entitled “Range Announces 2015 Capital Budget and Record Utica Well Results”. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibit index

Exhibit Number	Exhibit Description

99.1	Press Release dated December 15, 2015

99.2	Press Release dated December 15, 2015 titled “Range Announces 2015 Capital Budget and Record Utica Well Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ ROGER S. MANNY

Roger S. Manny
Executive Vice President and Chief Financial Officer

Date: December 15, 2014